Supplement Dated February 9, 2012 to the Prospectus for the Lincoln Variable Insurance Products Trust Dated May 1, 2011 LVIP SSgA Bond Index Fund (the “fund”)

This Supplement (the “Supplement”) updates certain information in the above-dated Prospectus for the Lincoln Variable Insurance Products Trust (the “Trust”). You may obtain copies of the fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to provide information about new portfolio managers for the fund.  Effective immediately, the information in the table on Page 6 regarding portfolio managers is deleted in its entirety and replaced with the following:

Portfolio Manager(s)
The fund is managed by the Fixed Income Index Team. The professionals primarily responsible for day-to-day management of the Fund are Michael Brunell and Mahesh Jayakumar. Mr. Brunell is a Vice President of SSgA FM and joined SSgA FM in 1997. Mr. Brunell has been a member of the Fixed Income Index team since 2004. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETF’s, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.
Max DeSantis, CFA, is a Principal of State Street Global Advisors and SSgA FM and Portfolio Manager in the Fixed Income Beta Solutions team managing a broad range of strategies. His previous positions at State Street include work as a risk manager in the Investment Risk Management team focusing on Fixed Income risk and as a financial analyst in Corporate Finance. Prior to joining State Street, he worked as a process engineer in manufacturing and as a research assistant through Harvard Medical School doing psychiatric research. Mr. DeSantis graduated from the University of Pennsylvania with BA in Mathematics and received an MBA from the Carroll School of Management at Boston College. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analysts Society.
Mahesh Jayakumar joined SSgA FM in 2008 and is a Principal of SSgA FM and Portfolio Manager in the Fixed Income Portfolio Management Team.  He is currently a portfolio manager in the Beta and Government Solutions team in Global Fixed Income based out of Boston. He is responsible for managing several portfolios spanning diverse areas such as Green Bonds, Agencies, Gov/Credit, Aggregate and client directed mandates.  Mahesh holds an MBA from the MIT Sloan School of Management, MS in Computer Science from Boston University and BS in Information Systems from Purdue University. He is a member of the CFA Institute, Boston Security Analysts Society (BSAS) and Global Association of Risk Professionals.

This Supplement is dated February 9, 2012.

Please separate this Supplement and keep it with your Prospectus records.